UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K/A

(Amendment No. 3)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 15, 2005

______________________________________________________________________________

EGPI FIRECREEK, INC.

______________________________________________________________________________

(Exact name of registrant specified in charter)

Nevada	000-32507	88-0345961
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6564 Smoke Tree Lane

Scottsdale, AZ  85253

(Address of principal executive offices)  (Zip Code)

(480) 948-6581
(Registrant’s telephone number, including area code)

Energy Producers, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Note: This 8-K/A (Amendment No. 3) adds additional information via Item 1.01 to Form 8-K current report filed on February 22, 2005, Form 8-K/A (Amendment No. 1) filed March 1, 2005, Form 8-K/A (Amendment No. 2) filed March 9, 2005, and further adds additional Exhibits 10.1 through 10.6 to Item 9.01(c).

ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

I. –“AGREEMENT REGARDING FUTURE OPERATIONS”:

a.)

Effective the 5th day of July 2005 by Resolution of the Board of Directors of the Registrant, Firecreek Petroleum, Inc. (“Firecreek”), the Registrants wholly owned subsidiary operations, entered into an “Agreement Regarding Future Operations”, (“RFO Agreement”), dated July 5, 2005, by and between the Registrant and  The Sahara Group, Inc. (“Sahara Group”). Please see Exhibit 10.1 furnished with this amended Report.

b.)

The RFO Agreement references, amends, and modifies that certain Confirmation Agreement dated  February 15, 2005 by and between the Registrant, Sahara Group, and Firecreekconfirming certain matters relating to the General Agreement On Strategic Partnership and Joint Activity (“General Agreement”) signed December 7, 2004 between Sahara Group, and International Integration Oil & Gas Construction Syndicate (also known as Minneftegazstroi”), and Firecreek, which included Addition (1) to the General Agreement, signed December 13, 2004. For reference, please see the General Agreement on Strategic Partnership and Joint Activity (“General Agreement”) signed December 7, 2004, including Addition (1) thereto the General Agreement signed December 13, 2004, both in English and Russian, attached to this amended Report on Exhibit 10.2. Also please see description under Section on “THE BUSINESS”, Sub Section Titled “Strategic Alliance with “Sahara Group” and other information listed in the Registrants Report of Form 10-KSB for the year ended December 31, 2004 filed April 12, 2005.

c.)

The RFO Agreement describes and sets forth how Firecreek and Sahara Group wish to  reorganize their mutual operations in a manner more beneficial manner and enhance/initiate the ability of Firecreek to obtain third party financing for ramp up of oil and gas operations initially designated for Russia, Kazakhstan, and projects planned in other countries (also please reference Sections II., III., IV., and V., below listed herein this Report). The RFO Agreement sets forth how future operations of the Parties will be conducted.

i)   Summarily, the RFO Agreement designates and defines purchase terms with regard to Acquisition of Majority interests in Tekhnoton, a limited liability company duly registered under Russian Law (“Tekhnoton”) for development of Projects in Russia as part of the General Agreement, as modified and amended as to structural operations, project stages, and licensing procedures through the “Agreement for Projects” (see Section III. “AGREEMENT FOR PROJECTS” described further in this amended Report), and in Kazakhstan with regard to Acquisition of Majority interest in by Purchase of Stock in TransNafta Center, a Kazakhstan joint stock company (“TransNafta”) (see Section V. Titled “AGREEMENT FOR PURCHASE AND SALE OF 51% OF STOCK OF TRANSNAFTA CENTER” described further in this amended Report), and identifies various disposition as to purchasing of interests, ownership amongst the parties, formation of subsidiaries, and other operations, procedures and matters, and future developments. For more information please also see/ or refer to Exhibits 10.3, 10.4, 10.5 and 10.6 furnished with this amended Report.

ii)   Item 8. of the RFO Agreement also contains additional oversight and compensatory matters with regard to Rusbek Bisultanov and Timur Bisultanov, subject to additional Board approvals by the Registrant, and subsequent filing of such final and formal information in a Periodic or Amended Periodic Report by the Registrant expected to filed in the next few days.

II. –“ADDITION TWO TO THE GENERAL AGREEMENT ON STRATEGIC PARTNERSHIP AND JOINT ACTIVITY DATED DECEMBER 7, 2004”:

a.)

Effective the 29th day of June 2005 by Resolution of the Board of Directors of the Registrant, Firecreek Petroleum, Inc. (“Firecreek”), the Registrants wholly owned subsidiary operations, was authorized to enter into proposed Agreement dated June 14, 2005 entitled  “Addition Two to the General Agreement on Strategic Partnership and Joint Activity dated December 7, 2004,” a copy of which is attached to this Report on Exhibit 10.3 hereto, regarding reimbursement of USD $210,000 costs for certain seismic activities conducted on fields subject to a license owned by Tekhnoton, a Russian company which Firecreek proposes to acquire an interest in (please also see Section III. “AGREEMENT FOR PROJECTS”, the General Agreement on Strategic Partnership and Joint Activity (“General Agreement”) signed December 7, 2004, including Addition (1) thereto the General Agreement signed December 13, 2004, both in English and Russian, furnished with this amended Report on Exhibit 10.2. For additional reference please see description under Section on “THE BUSINESS”, Sub Section Titled “Strategic Alliance with “Sahara Group” and other information listed in the Registrants Report of Form 10-KSB for the year ended December 31, 2004 filed April 12, 2005.

b.)

The Board of Directors of the Registrant and the Board of Directors of Firecreek approved the Agreement subject to completion of financing negotiations with financing sources of the Registrant, on a basis satisfactory to the Board of Directors of the Registrant and the Board of Directors of Firecreek in their sole discretion, and subject to obtaining such funding authorize the offices of Firecreek jointly and severally to execute the Agreement and make the reimbursement required from funds to be provided by or through the Registrant.

III. –“AGREEMENT FOR PROJECTS”:

a.)

Effective the 29th day of June 2005 by Resolution of the Board of Directors of the Registrant, then ratified and approved Firecreek Petroleum, Inc. (“Firecreek”), the Registrants wholly owned subsidiary operations entering into a certain “Agreement for Projects” (“Agreement” or “Agreement for Projects”) dated June 14, 2005 by and between International Integration Oil & Gas Construction Syndicate (“Minneftegazstroi”) represented by its General Director Alibekov Yakhya Imranovich, The Sahara Group, Inc., a Delaware (U.S.) corporation (“Sahara Group”) represented by its President, Rusbek Bisultanov, and Firecreek Petroleum, Inc. a Delaware (U.S.) corporation (“Firecreek”) represented by its President, John R. Taylor (please see Exhibit 10.4 furnished with this amended Report). (Please also refer to the General Agreement on Strategic Partnership and Joint Activity (“General Agreement”) signed December 7, 2004, including Addition (1) thereto the General Agreement signed December 13, 2004, both in English and Russian, furnished with this amended Report on Exhibit 10.2, and description under Section on “THE BUSINESS”, Sub Section Titled “Strategic Alliance with “Sahara Group” and other information listed in the Registrants Report of Form 10-KSB for the year ended December 31, 2004 filed April 12, 2005)).

b.)

This Agreement is governed in accordance with the terms designated in the RFO Agreement (Agreement Regarding Future Operations) listed in Section I. of this amended Report (see further discussion listed in d.) below and elsewhere in this Section, and Exhibit 10.1 furnished with this Report).

c.)

In brief, this Agreement for Projects sets forth the relationship, project structure, costs, designation of interest ownerships, representations, licensing, term of licensing, terms of geological study of subsoil area, and other factors and requirements regarding oil and gas field acquisition and development of oil and gas fields proposed therein listed, located in the Krasnodar and Stavropol States of the Russian Federation. This Agreement modifies acquisition structure and terms of the General Agreement, and increases overall potential for oil field acquisitions, and proposed rehabilitation and development thereof, and delineates development into two stages.

d.)

Further in summary, and in accordance with the RFO Agreement which corroborates directives and terms within the Agreement for Projects, the Sahara Group, Firecreek and Minneftegazstroi have concluded, this certain Agreement for Projects shall relate to the purchase by Firecreek and Sahara Group of an aggregate of 65% of the stock of Tekhnoton, a Russian company, and governing the specific rights and obligations of the Parties with respect to certain oil and gas fields owned by Tekhnoton, as well as certain other fields described in the Agreement for Projects, listed therein the Agreement, attachments, and exhibits thereto. Further, the Parties agree that (i) as to the 65% of the stock of Tekhnoton to be purchased by Firecreek and Sahara Group pursuant to the Agreement for Projects (through their respective Russian subsidiary companies to be formed by them), Firecreek will purchase a 51% ownership interest in Tekhnoton and Sahara Group will purchase a 14% ownership interest in Tekhnoton, and (ii) when the 10% of the shares in Tekhnoton now owned by Krasnodar Admin are acquired, Firecreek will purchase 2-1/2% of the shares of Tekhnoton, Sahara Group will purchase 2-1/2%, and Minneftegazstroi will purchase 5%.

e.)

Certain of the Material terms of the Agreement for Projects include payment of a Signing bonus to the Government of Russia/ Re: Tekhnoton in the amount of USD $12 million dollars and USD $9.8 million dollars due on or about July 15 and August 1, 2005 respectively, subject to agreement for extension of time, if and where permitted and agreed by the parties. In addition, to begin development, initial mobilization and ramp up costs are estimated to run USD $500,000 dollars, to be followed by work program costs through 2005 initially estimated to approach an additional USD $35 million dollars for additional Seismic, rehabilitation of Teknhoton fields, drilling of new wells, inventory, supplies, field gathering, marketing, personnel, offices and operations.

In accordance with the General Agreement Minneftegazstroi has delivered, and is delivering to Firecreek comprehensive data and reports on various oil and gas fields, certified by various agencies of the Energy Ministry/Russian Government. The Registrant through Firecreek has retained White and Case law firm, and is currently working on legal matters and due diligence with and Firecreek’s General Counsel, William E. Merritt. The Registrant through Firecreek is in process of engaging a capable and acceptable accounting firm to provide an audit in accordance with United States GAAP of Tekhnoton, and has retained Ryder Scott to initiate confirmation of the engineering data and reports in accordance with US requirements, as further required by the Registrants financial partners.

f.)

Funding for such projects would be accomplished through the Registrant and sources of funding provided by the Registrant.

g.)

The Board of Directors of the Registrant and the Board of Directors of Firecreek approved the Agreement subject to completion of financing negotiations with financing sources of the Registrant, on a basis satisfactory to the Board of Directors of the Registrant and the Board of Directors of Firecreek in their sole discretion.

IV. –“AGREEMENT REGARDING SEAPORT”:

a.)

Effective the 29th day of June 2005 by Resolution of the Board of Directors of the Registrant, then ratified and approved Firecreek Petroleum, Inc., (“Firecreek”), the Registrants wholly owned subsidiary operations entering into an “Agreement Regarding Seaport” dated June 16, 2005 (“Agreement”), by and Between International Integration Oil & Gas Construction Syndicate (“Minneftegazstroi”) represented by its General Director Alibekov Yakhya Imranovich, The Sahara Group, Inc., a Delaware (U.S.) corporation (“Sahara Group”) represented by its President, Rusbek Bisultanov, and Firecreek Petroleum, Inc. a Delaware (U.S.) corporation (“Firecreek”) represented by its President, John R. Taylor, a copy of which is attached (please see Exhibit 10.5) and furnished with this amended Report, regarding obtaining a feasibility study relating to acquisition, construction and operation of a seaport located in Gelenzhik, Russia, and related activities, which Agreement was made expressly subject to approval of the Board of Directors of Firecreek.

b.)

The cost of the feasibility study to be conducted is approximately USD $500,000 and summarily the Agreement sets forth to accomplish the following matters:

i)

Acquisition of the Gelenzhik Seaport and a three year upgrade, expansion and modernization program;

ii)

Implementation of commercial shipping operations, including on-site customs and import/export permit issuance;

iii)

Construction of processing and collection facilities adequate to support production and marketing of high-end residuals and gas condensate;

iv)

Establishment of transfer facilities as needed to store and ship high-end residuals and gas condensate tanks to foreign markets;

v)

Acquisition of 19+ hectares of land at the seaport of Tuapse for the purpose of oil treatment and refining and export of oil and refined products;

vi)

Acquisition, installation and operation of a refinery, complete with two-million barrel capacity tank farm for oil to be treated and/or refined for export:

vii)

Establishment of oil and/or gas exchange agreement with TransNeft, allowing the movement of oil and gas through TransNeft pipeline to port, and

viii)

Construction of offshore terminal / loading facility, with connecting subsurface pipeline from refinery to terminal.

c.)

A detailed statement of matters is to be accomplished by the parties within 30 days of the date of the Agreement.

Funding for such projects, estimated at this time (prior to initiation of the feasibility study) is believed will approach approximately USD $49 million or more for full scale acquisition and development, and are to be accomplished through the Registrant and sources of funding provided by the Registrant; the Board of Directors of the Registrant and the Board of Directors of Firecreek approved the Agreement subject to completion of financing negotiations with financing sources of the Registrant, on a basis satisfactory to the Board of Directors of the Registrant and the Board of Directors of Firecreek in their sole discretion.

V. –“AGREEMENT FOR PURCHASE AND SALE OF 51% OF STOCK OF TRANSNAFTA CENTER”

a.)

Effective the 28thday of June 2005 a Resolution of the Board of Directors of the Registrant,then ratified and approved Firecreek Petroleum, Inc., (“Firecreek”), the Registrants wholly owned subsidiary operations entering into a certain “Agreement for Purchase and sale of 51% of Stock of TransNafta Center” (“Agreement”), dated June 18, 2005, by and between (“Sellers”) who are shareholders in TransNafta Center (“the Company”), a legal entity established and existing under the laws of the Republic of Kazakhstan, re-registration certificate No. 14777-1901-AO issued 24 October 2003 by the Justice Management of Almaty City represented by its President Mr. Aibulat K. Ahakupov, acting on the basis of its Charter; The Sahara Group, Inc. (“Sahara Group”) a Delaware (U.S.A.) corporation, represented by its President, Rusbek Bisultanov, acting on the basis of its Charter, and Firecreek Petroleum, Inc. (“Firecreek”), a Delaware (U.S.A.) corporation, represented by its President, John R. Taylor, acting on the basis of its Charter, therein referred to as the “Parties” and each separately as a “Party”, (please see Exhibit 10.6 furnished with this amended Report), regarding the acquisition of 51% of the ownership of TransNafta Center, a Kazakhstan company owning a license covering an exploration block known as the Kamenkovsky license in Kazakhstan, which Agreement was made expressly subject to approval of the Board of Directors of Firecreek.

b.)

Certain of the Material terms of the Stock Purchase Agreement include payment of a Signing bonus to the Government of Kazakhstan in the amount of USD $12 million dollars and USD $10 million dollars to the Sellers of the shares on or about July 15 and August 15, 2005 respectively. In addition, to begin development, initial ramp up costs are estimated to run USD $500,000 dollars, to be followed by work program costs over the next six months initially estimated to approach USD $29 million dollars for 2D and 3D Seismic, purchase of drilling rigs, inventory, supplies, and operations.

c.)

Discussion of Firecreek's objectives for 51% Acquisition of TransNafta Center:

To obtain operational control of the program by acquiring 51% of the stock of TransNafta Center, a Joint Stock Company which was formed specifically to obtain the Kamenkovsky License, Kazakhstan. This block is situated in the western portion of Kazakhstan approximately 100 kilometers northwest of Uralsk. It is a part of the Pre Caspian and contains approximately 1.7 million acres. Over the years there has been a great amount of seismic conducted over the project area.  It is geologically located on one tectonic with the large condensate field known as the Karachaganak Field. There are also commercial oil and gas fields in this same chain of lower Permian reefs.  The Kamensky oil field is at the far eastern end of our exploration block. Seismic has identified 13 significant structures on the block, four of which are deep below the salt structures and all have shallow above the salt formations that will probably have one or more commercial oil and gas reservoirs.

There have been three independent expert opinions rendered in recent months on this project. All have rendered the same conclusion that there are numerous producing horizons above the salt, one probable within the salt, and in the case of below the salt a massive feature that seems to be probable as far as natural gas and gas condensate is concerned.

The program will require the acquisition and fielding of two new state of the art drilling rigs capable of drilling to the deep horizon below the salt, as well as one of the two being a shallower capable rig designed to accommodate the 12,000 to 15,000 foot horizons.  An additional amount of 2-D and 3-D seismic will be required over the course of the next two years to properly delineate the best possible drill sites on each of the 13 structures.  It is believed initially that drilling should commence in the first quarter of 2006 with a series of shallow (15,000 foot) tests to develop cash flow and to insure that the new rigs and their crews are properly trained and capable to handle the very complicated deep tests to 22,000 feet.  Production from the shallow wells has been estimated by local engineers for oil, natural gas and condensate. There is market for natural gas through a pipeline that transits the block from northeast to southwest.  The major Caspian Pipeline Consortium (CPC) pipeline is approximately 25 kilometers to the east of the block. The development of this block will take continuous drilling by numerous rigs over the next five years or more. In looking at the seismic that has already been provided, it is believed that commercial production will be discovered on each of the identified structures.

TransNafta Center has made assurances to the Registrant and Firecreek that it has obtained required permits and licenses, export certificates, and other requisite authorities to conduct the exploration program.  This will be included as a part of the 51% acquisition by Firecreek.

The Registrant through Firecreek has retained White and Case law firm, and is currently working on legal matters and due diligence with and Firecreek’s General Counsel, William E. Merritt. The Registrant through Firecreek is in process of engaging a capable and acceptable accounting firm to provide an audit in accordance with United States GAAP. We have been provided two audits conducted in early June of this year which would initially indicate that TransNafta Center is without any liabilities or debts.  This is subject to final confirmation.

d)

Funding for such projects would be accomplished through the Registrant and sources of funding provided by the Registrant.

e)

The Board of Directors of the Registrant and the Board of Directors of Firecreek approved the Agreement subject to completion of financing negotiations with financing sources of the Registrant, on a basis satisfactory to the Board of Directors of the Registrant and the Board of Directors of Firecreek in their sole discretion.

Item 9.01   Exhibits and Financial Statements

(c)

Exhibits.

10.1

Agreement Regarding Future Operations, between The Sahara Group, Inc. and Firecreek Petroleum, Inc. dated July 5, 2005

10.2

Addition One to the General Agreement on Strategic Partnership and Joint Activity dated December 13, 2004 and General Agreement on Strategic Partnership and Joint Activity dated December 7, 2004.

10.3

Addition Two to the General Agreement on Strategic Partnership and Joint Activity, dated June 14, 2005

10.4

Agreement  for Projects

10.5

Agreement Regarding Seaport

10.6

Agreement for Purchase and Sale of 51% of Stock of TransNafta Center

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

EGPI FIRECREEK, INC.

(formerly Energy Producers, Inc.)

By:   /s/  Dennis R. Alexander

Dennis R. Alexander

Chairman and CFO

Date:  July 5, 2005